ABFC 2004-OPT4

Bond Class: Class M-1

------------------------------------------------------------------------------------------------------------------------------------
     Settle Date            Call %           Run To        Description    First Accrual Date  Next Pay Date     Actual Delay
      6/30/2004              10%              Call           AA/A2/AA         6/30/2004         7/25/2004
------------------------------------------------------------------------------------------------------------------------------------
       Balance          Principal Type       Coupon       Interest Type       Index Type          Margin      Accrued Interest
      43,640,000            Normal                            Float            LIBOR1M            0.600
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Px-DM                                                                  CPR
--------------------------------------------------------------------------------------------------------------------------------
                    10               15               20               26.3               30               35              40
--------------------------------------------------------------------------------------------------------------------------------
 99.06250         0.688            0.721            0.757             0.800             0.819            0.833            0.834
 99.12500         0.682            0.713            0.747             0.787             0.804            0.818            0.818
 99.18750         0.676            0.705            0.736             0.773             0.790            0.802            0.803
 99.25000         0.670            0.697            0.726             0.760             0.775            0.786            0.787
 99.31250         0.665            0.689            0.715             0.746             0.760            0.771            0.771
 99.37500         0.659            0.681            0.705             0.733             0.746            0.755            0.756
 99.43750         0.653            0.673            0.694             0.720             0.731            0.740            0.740
 99.50000         0.647            0.664            0.684             0.706             0.716            0.724            0.725
 99.56250         0.641            0.656            0.673             0.693             0.702            0.709            0.709
 99.62500         0.635            0.648            0.663             0.680             0.687            0.693            0.693
 99.68750         0.629            0.640            0.652             0.666             0.673            0.678            0.678
 99.75000         0.623            0.632            0.642             0.653             0.658            0.662            0.662
 99.81250         0.618            0.624            0.631             0.640             0.644            0.646            0.647
 99.87500         0.612            0.616            0.621             0.627             0.629            0.631            0.631
 99.93750         0.606            0.608            0.610             0.613             0.615            0.615            0.616
100.00000         0.600            0.600            0.600             0.600             0.600            0.600            0.600
100.06250         0.594            0.592            0.590             0.587             0.585            0.585            0.584
100.12500         0.588            0.584            0.579             0.573             0.571            0.569            0.569
100.18750         0.582            0.576            0.569             0.560             0.557            0.554            0.553
100.25000         0.577            0.568            0.558             0.547             0.542            0.538            0.538
100.31250         0.571            0.560            0.548             0.534             0.528            0.523            0.522
100.37500         0.565            0.552            0.538             0.521             0.513            0.507            0.507
100.43750         0.559            0.544            0.527             0.507             0.499            0.492            0.492
100.50000         0.553            0.536            0.517             0.494             0.484            0.477            0.476
100.56250         0.548            0.528            0.506             0.481             0.470            0.461            0.461
100.62500         0.542            0.520            0.496             0.468             0.455            0.446            0.445
100.68750         0.536            0.512            0.486             0.455             0.441            0.430            0.430
100.75000         0.530            0.504            0.475             0.442             0.427            0.415            0.414
100.81250         0.524            0.496            0.465             0.428             0.412            0.400            0.399
100.87500         0.519            0.488            0.455             0.415             0.398            0.384            0.384
100.93750         0.513            0.480            0.444             0.402             0.383            0.369            0.368
--------------------------------------------------------------------------------------------------------------------------------
WAL               11.92             8.39             6.32              4.89              4.44             4.14            4.13
--------------------------------------------------------------------------------------------------------------------------------
Prin Beg Dt    05/25/2010       06/25/2008        07/25/2007        09/25/2007        10/25/2007       12/25/2007      02/25/2008
--------------------------------------------------------------------------------------------------------------------------------
Prin End Dt    02/25/2022       03/25/2017        02/25/2014        09/25/2011        09/25/2010       09/25/2009      11/25/2008
--------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this
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Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such
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any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold
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issuer of the securities. The issuer of the securities has not prepared,
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this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 ABFC 2004-OPT4
                                 OLTV>80 & NO MI

1. Mortgage Coupons

                     Number                      Percent                                      W.A.        W.A.       W.A.
                       of       Aggregate       of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                    Mortgage    Principal     by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Mortgage Coupons     Loans       Balance        Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           2    $   322,366.24       0.66%     46.21%      5.32%     616        90.00%      360         358        2
5.501 - 6.000          12      3,164,539.93       6.52      47.79      5.945      621        90.95       360         358        2
6.001 - 6.500          21      5,341,446.01      11.01       44.9      6.306      601         89.5       360         358        2
6.501 - 7.000          39      8,087,533.24      16.67      44.03      6.789      607        90.02       360         358        2
7.001 - 7.500          37      7,732,442.01      15.94      44.25      7.335      591        89.87       360         358        2
7.501 - 8.000          66     10,919,558.63       22.5      44.21      7.785      580        90.41       359         356        2
8.001 - 8.500          30      3,800,275.57       7.83      37.98      8.288      570        90.48       360         358        2
8.501 - 9.000          33      4,501,413.91       9.28      42.75      8.806      565         92.2       360         358        2
9.001 - 9.500          20      2,019,139.18       4.16       40.7      9.271      552        91.26       360         358        2
9.501 - 10.000         14      1,473,022.07       3.04       43.5      9.706      533        91.65       360         358        2
10.001 - 10.500         6        478,801.65       0.99      32.88     10.284      548        89.92       360         358        2
10.501 - 11.000         7        559,532.40       1.15      42.71      10.68      571         92.3       360         358        2
11.001 - 11.500         1         51,246.98       0.11      32.53       11.2        0           95       360         357        3
11.501 - 12.000         1         71,397.06       0.15      29.41       11.8      582           95       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                289    $48,522,714.88     100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



2. Combined Original LTV

                     Number                      Percent                                      W.A.        W.A.       W.A.
                       of       Aggregate       of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Combined            Mortgage    Principal     by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Original LTV         Loans       Balance        Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00          36    $ 5,800,458.18      11.95%     45.27%      7.57%     569        84.28%      358         355        2
85.01 - 90.00         169     30,254,677.67      62.35      42.78      7.445      590        89.69       360         358        2
90.01 - 95.00          77     11,540,378.10      23.78      44.88      7.791      581        94.88       360         358        2
95.01 - 100.00          7        927,200.93       1.91      41.35      8.881      633        99.57       360         357        3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                289    $48,522,714.88     100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



3. Principal Balance

                         Number                 Percent                                      W.A.        W.A.       W.A.
                           of     Aggregate     of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Principal               Mortgage  Principal   by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Balance                  Loans     Balance      Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00               1$49,933.22     0.10%     10.49%      8.04%     591        80.65%      360         358        2
50,000.01 - 75,000.00      32    2,019,266.67     4.16      38.06      9.231      589        92.66       360         358        2
75,000.01 - 100,000.00     59    5,051,919.82    10.41      41.43      8.557      563        90.69       357         355        2
100,000.01 - 125,000.00    36    4,117,378.27     8.49      44.21       7.96      576        90.68       360         358        2
125,000.01 - 150,000.00    45    6,169,929.16    12.72      43.17      7.799      576        90.68       360         358        2
150,000.01 - 175,000.00    17    2,765,662.17      5.7      44.29      7.517      586        92.37       360         358        2
175,000.01 - 200,000.00    18    3,263,651.32     6.73      44.44      7.293      572        90.71       360         358        2
200,000.01 - 225,000.00    21    4,511,200.51      9.3      45.51      7.261      582         89.3       360         358        2
225,000.01 - 250,000.00    10    2,393,157.42     4.93      44.39      7.176      597        88.98       360         358        2
250,000.01 - 275,000.00     7    1,817,858.49     3.75      42.02      6.819      607        90.63       360         358        2
275,000.01 - 300,000.00     7    2,010,338.53     4.14      43.33      7.826      579        91.13       360         358        2
300,000.01 - 325,000.00     6    1,890,343.61      3.9      38.78      6.796      604        88.46       360         358        2
325,000.01 - 350,000.00     4    1,335,601.17     2.75      49.55      6.661      609        92.19       360         358        2
350,000.01 - 375,000.00     6    2,209,684.66     4.55      45.66      7.264      611        89.97       360         358        2
375,000.01 - 400,000.00     8    3,124,098.19     6.44      47.19      6.915      597        90.82       360         358        2
400,000.01 - 425,000.00     2      827,781.78     1.71      49.34      6.895      585        89.97       360         358        2
450,000.01 - 475,000.00     3    1,393,607.79     2.87      45.53      6.826      612        87.03       360         358        2
475,000.01 - 500,000.00     4    1,967,793.57     4.06      39.49      7.386      578        87.15       360         357        3
500,000.01 - 525,000.00     2    1,042,231.54     2.15       44.4      7.724      616        97.45       360         358        2
550,000.01 - 575,000.00     1      561,276.99     1.16      34.96       7.65      637           90       360         357        3
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    289  $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



4. Original Term to Maturity

                         Number                 Percent                                      W.A.        W.A.       W.A.
                           of     Aggregate     of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Original Term           Mortgage  Principal   by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
to Maturity              Loans     Balance      Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
180                        1$       76,055.99     0.16%     51.66%      7.99%     590        81.56%      180         178        2
360                       288   48,446,658.89    99.84      43.54      7.569      586        90.48       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    289  $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



5. Remaining Term to Maturity

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Remaining Term    Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
to Maturity        Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
176 - 180            1         $    76,055.99     0.16%     51.66%      7.99%     590        81.56%      180         178        2
356 - 360          288          48,446,658.89    99.84      43.54      7.569      586        90.48       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.5 months
Lowest: 178 months
Highest: 358 months



6. Credit Score

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Credit Score       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
651 - 700           12         $ 2,091,671.37     4.31%     43.19%      7.27%     657        91.25%      360         357        3
601 - 650           85          17,356,589.41    35.77      42.62      6.993      623        90.71       360         358        2
551 - 600          117          18,440,054.48       38       44.3      7.648      575        90.59       359         357        2
501 - 550           73          10,495,069.01    21.63      43.94      8.423      532        89.66       360         358        2
451 - 500            1              88,083.63     0.18      39.41        8.1      500           90       360         358        2
0                    1              51,246.98     0.11      32.53       11.2        0           95       360         357        3
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------

W.A.: 586
Lowest: 500
Highest: 685



7. Credit Grade

                  Number                        Percent                                      W.A.        W.A.       W.A.
                    of           Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                 Mortgage        Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Credit Grade      Loans           Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
A                   72         $10,089,638.41    20.79%     43.51%      8.19%     547        89.29%      360         358        2
AA                 160          27,343,383.08    56.35       45.1      7.439      590        91.44       359         357        2
AA+                  4             520,808.32     1.07      44.68      8.187      604        90.85       360         358        2
B                    5             586,482.59     1.21      42.03      8.506      540        85.78       360         358        2
NG                  48           9,982,402.48    20.57      39.41      7.209      617        89.25       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



8. Property Type

                       Number                   Percent                                      W.A.        W.A.       W.A.
                         of      Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                      Mortgage   Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Property Type           Loans     Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Single Family            210   $34,150,434.25    70.38%     43.65%      7.66%     582        90.32%      360         357        2
Low Rise Condo            31     4,937,902.69    10.18      43.58      7.534      579        90.81       360         358        2
PUD                       25     4,671,799.55     9.63       44.2      7.455      607        91.25       360         358        2
Multi Family - 2 Units    10     2,289,908.25     4.72      46.77       6.89      604        92.67       360         358        2
Multi Family - 3 Units     4     1,743,208.84     3.59      40.85      7.118      603        89.09       360         358        2
MF Housing                 6       435,207.66      0.9      31.01      7.511      578         84.5       360         358        2
High Rise Condo            3       294,253.64     0.61      31.66      7.479      598        89.08       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   289   $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



9. Occupancy Status

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Occupancy         Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Status             Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied      281        $47,210,684.34    97.30%     43.47%      7.57%     586        90.49%      360         358        2
Second Home           6            961,471.93     1.98      48.35      7.217      607         89.6       346         343        3
Investor              2            350,558.61     0.72      41.67        8.8      593           90       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:              289        $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



10. Documentation

                      Number                    Percent                                      W.A.        W.A.       W.A.
                        of       Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                     Mortgage    Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Documentation         Loans       Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation      228    $34,089,516.45    70.25%     44.56%      7.78%     572        91.25%      360         357        2
Stated Income
  Documentation          60     14,209,500.64    29.28      41.11      7.058      621        88.71       360         358        2
Lite Documentation        1        223,697.79     0.46       46.1       7.99      550        82.35       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  289    $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



11. Loan Purpose

                  Number                        Percent                                      W.A.        W.A.       W.A.
                    of           Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                 Mortgage        Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Loan Purpose      Loans           Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
C/O Refi           185         $31,380,639.69    64.67%     41.64%      7.53%     586        89.41%      360         357        2
Purchase            69          10,037,312.40    20.69      45.72      7.909      587        93.05       360         358        2
R/T Refi            35           7,104,762.79    14.64      48.95      7.267      585        91.46       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



12. Product Type

                     Number                     Percent                                      W.A.        W.A.       W.A.
                       of        Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Product             Mortgage     Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Type                 Loans        Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
2/28/6/6ML FULL AM    263      $44,651,592.51    92.02%     43.46%      7.55%     586        90.42%      360         358        2
3/27/6/6ML FULL AM     11        1,900,268.91     3.92      40.36      7.082      595        90.82       360         358        2
30 YR FIXED FULL AM    14        1,894,797.47      3.9      48.53       8.48      589        91.63       360         358        2
15 YR FIXED FULL AM     1           76,055.99     0.16      51.66       7.99      590        81.56       180         178        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:                289      $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



13. Amortization

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Amortization       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
FULL AM            289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



14. Lien Position

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Lien Position      Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
1                  282         $48,037,687.77    99.00%     43.57%      7.55%     586        90.42%      360         357        2
2                    7             485,027.11        1      41.48      9.322      650        94.78       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



15. Prepayment Penalty Term

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Prepayment        Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Penalty Term       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
0                   64         $12,196,713.79    25.14%     42.30%      7.41%     594        89.60%      360         358        2
12                   4             685,268.19     1.41      47.59      6.724      602        89.72       360         358        2
24                 201          32,628,227.86    67.24      43.61      7.626      582        90.76       360         358        2
30                   1             201,881.69     0.42      44.64        7.9      610           85       360         357        3
36                  19           2,810,623.35     5.79      47.29      7.798      592        91.35       355         353        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



16. Geographic Distribution

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Geographic        Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Distribution       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
California          29         $ 7,815,821.37    16.11%     43.32%      7.34%     585        90.41%      360         358        2
Florida             37           5,476,149.41    11.29      43.47       7.88      583        90.77       360         358        2
Massachussetts      16           4,805,777.12      9.9      45.78      7.038      589        90.08       360         358        2
New York            15           3,746,818.98     7.72       41.4      6.613      620        88.68       360         358        2
New Jersey           8           2,425,503.95        5      47.23      7.167      586         90.2       360         358        2
Illinois            13           2,227,089.57     4.59      39.51      7.442      599        89.71       360         358        2
Texas               16           2,113,284.46     4.36      47.58      8.292      566        94.06       360         358        2
Colorado            11           2,033,475.07     4.19       45.5      7.208      601        89.82       360         358        2
Ohio                19           1,961,974.83     4.04      43.59      8.942      549        89.96       360         358        2
Virginia            12           1,753,514.76     3.61      39.01      7.373      588        90.47       360         358        2
Michigan            13           1,448,169.56     2.98      41.61       8.02      559        89.91       360         358        2
Wisconsin            8           1,363,137.57     2.81      39.01      7.708      594        90.18       360         358        2
Pennsylvania        11           1,289,348.02     2.66      45.77      8.219      583        91.57       349         347        2
Georgia             11           1,285,976.14     2.65      40.98      8.833      573         91.4       360         358        2
Maryland             4             865,472.40     1.78      44.79      7.824      586           90       360         358        2
Indiana              7             834,581.80     1.72      40.15      8.182      575        90.93       360         358        2
Washington           5             762,713.91     1.57      46.31       7.27      619        90.87       360         358        2
New Hampshire        4             632,278.56      1.3      44.01      6.727      604        90.13       360         358        2
Tennessee            5             529,171.73     1.09      41.53      8.244      540        90.65       360         357        3
Missouri             6             493,656.97     1.02      44.73      8.794      570        91.71       360         358        2
Nevada               4             491,758.43     1.01      39.92      7.427      594        88.02       360         358        2
North Carolina       4             470,542.84     0.97      42.87      7.947      567         86.9       360         358        2
Connecticut          2             463,681.30     0.96      47.02      6.365      603           95       360         358        2
Alabama              5             443,462.51     0.91       47.5      8.317      580        91.56       360         357        3
Minnesota            3             424,820.26     0.88      49.09       6.66      606           90       360         358        2
Arizona              3             387,483.68      0.8      44.11      7.514      622        91.84       360         358        2
Rhode Island         2             345,720.93     0.71      45.06      6.381      634        92.46       360         358        2
South Carolina       3             332,881.50     0.69      47.04      8.422      519        91.37       360         358        2
Kentucky             4             317,853.48     0.66      40.01      7.879      603        90.84       360         358        2
Louisiana            3             313,604.66     0.65      44.02       8.35      568        92.96       360         358        2
Maine                2             181,454.28     0.37      41.15      8.003      562        91.83       360         358        2
Montana              1             158,423.30     0.33      44.57       7.85      571           95       360         358        2
Oklahoma             1             130,323.94     0.27       45.5       7.99      571           90       360         358        2
Arkansas             1             103,375.19     0.21      41.21       8.54      519        88.46       360         358        2
Delaware             1              93,412.40     0.19      46.45       9.75      513           85       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             289         $48,522,714.88   100.00%     43.55%      7.57%     586        90.46%      360         357        2
-----------------------------------------------------------------------------------------------------------------------------------



17. Gross Margin

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Gross Margin       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000        2         $   723,070.96     1.55%     49.75%      6.06%     607        90.00%      360         358        2
4.001 - 4.500       14           3,693,836.40     7.93      40.38      6.291      635        88.68       360         358        2
4.501 - 5.000       29           7,071,550.73    15.19      44.94      6.763      607        90.15       360         358        2
5.001 - 5.500       48           8,879,775.14    19.08      43.46      7.055      610        89.93       360         358        2
5.501 - 6.000       37           6,594,154.36    14.17      44.71      7.373      577        89.99       360         358        2
6.001 - 6.500       32           5,201,962.74    11.17      41.38      7.747      571        90.63       360         358        2
6.501 - 7.000       43           6,264,318.21    13.46      43.22      8.032      560         91.3       360         358        2
7.001 - 7.500       23           3,109,612.83     6.68      42.59       8.74      567        92.86       360         358        2
7.501 - 8.000       24           2,646,654.12     5.69      42.65      9.012      550        91.24       360         358        2
8.001 - 8.500       14           1,674,115.14      3.6      44.28      9.111      548        89.58       360         358        2
8.501 - 9.000        5             415,886.03     0.89      35.62     10.023      521        93.09       360         358        2
9.001 - 9.500        2             160,009.86     0.34      47.76      9.889      564        92.48       360         357        3
9.501 - 10.000       1             116,914.90     0.25      50.49      10.93      544           90       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------



18. Initial Cap

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Initial Cap        Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
3                  274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------



19. Periodic Cap

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Periodic Cap       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
1                  274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------



20. Maximum Rate

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Maximum Rate       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500      2         $   322,366.24     0.69%     46.21%      5.32%     616        90.00%      360         358        2
11.501 - 12.000     12           3,164,539.93      6.8      47.79      5.945      621        90.95       360         358        2
12.001 - 12.500     21           5,341,446.01    11.47       44.9      6.306      601         89.5       360         358        2
12.501 - 13.000     38           7,879,643.55    16.93      43.78       6.79      607        90.15       360         358        2
13.001 - 13.500     37           7,732,442.01    16.61      44.25      7.335      591        89.87       360         358        2
13.501 - 14.000     62          10,053,712.36     21.6      43.55      7.782      580        90.54       360         358        2
14.001 - 14.500     29           3,720,529.86     7.99      38.07      8.291      568         90.6       360         358        2
14.501 - 15.000     30           4,204,451.61     9.03      42.26      8.804      561        91.85       360         358        2
15.001 - 15.500     17           1,719,010.14     3.69      40.01      9.259      548        90.25       360         358        2
15.501 - 16.000     14           1,473,022.07     3.16       43.5      9.706      533        91.65       360         358        2
16.001 - 16.500      6             478,801.65     1.03      32.88     10.284      548        89.92       360         358        2
16.501 - 17.000      5             410,649.01     0.88      41.22     10.682      559        92.74       360         358        2
17.001 - 17.500      1              51,246.98     0.11      32.53       11.2        0           95       360         357        3
-----------------------------------------------------------------------------------------------------------------------------------
Total:             274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------



21. Minimum Rate

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
                  Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Minimum Rate       Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500        2         $   322,366.24     0.69%     46.21%      5.32%     616        90.00%      360         358        2
5.501 - 6.000       12           3,164,539.93      6.8      47.79      5.945      621        90.95       360         358        2
6.001 - 6.500       21           5,341,446.01    11.47       44.9      6.306      601         89.5       360         358        2
6.501 - 7.000       38           7,879,643.55    16.93      43.78       6.79      607        90.15       360         358        2
7.001 - 7.500       37           7,732,442.01    16.61      44.25      7.335      591        89.87       360         358        2
7.501 - 8.000       62          10,053,712.36     21.6      43.55      7.782      580        90.54       360         358        2
8.001 - 8.500       29           3,720,529.86     7.99      38.07      8.291      568         90.6       360         358        2
8.501 - 9.000       30           4,204,451.61     9.03      42.26      8.804      561        91.85       360         358        2
9.001 - 9.500       17           1,719,010.14     3.69      40.01      9.259      548        90.25       360         358        2
9.501 - 10.000      14           1,473,022.07     3.16       43.5      9.706      533        91.65       360         358        2
10.001 - 10.500      6             478,801.65     1.03      32.88     10.284      548        89.92       360         358        2
10.501 - 11.000      5             410,649.01     0.88      41.22     10.682      559        92.74       360         358        2
11.001 - 11.500      1              51,246.98     0.11      32.53       11.2        0           95       360         357        3
-----------------------------------------------------------------------------------------------------------------------------------
Total:             274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------



22. Next Rate Adjustment Date

                   Number                       Percent                                      W.A.        W.A.       W.A.
                     of          Aggregate      of Loans               W.A.       W.A.     Combined    Original   Remaining    W.A.
Next Rate         Mortgage       Principal    by Principal   W.A.      Gross     Credit    Original    Term to     Term to     Loan
Adjustment Date    Loans          Balance       Balance      DTI      Coupon     Score        LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------------
2/1/2006             1         $   155,189.43     0.33%     50.71%      7.35%     599        89.71%      360         356        4
3/1/2006            59          10,970,041.67    23.57      42.26      7.754      593        90.14       360         357        3
4/1/2006           203          33,526,361.41    72.02      43.83      7.486      583        90.51       360         358        2
3/1/2007             2             279,234.37      0.6      46.43      7.592      555        88.07       360         357        3
4/1/2007             9           1,621,034.54     3.48      39.32      6.994      602         91.3       360         358        2
-----------------------------------------------------------------------------------------------------------------------------------
Total:             274         $46,551,861.42   100.00%     43.34%      7.53%     586        90.43%      360         358        2
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including
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(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                 ABFC 2004-OPT4
                               OCLTV > 60 & No MI


1. Mortgage Coupons

                      Number                     Percent                                      W.A.       W.A.       W.A.
                        of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                     Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Mortgage Coupons      Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500             3       $432,512.43      0.87%     45.97%      5.30%       631     87.45%       360       358         2
5.501 - 6.000            13      3,339,373.21       6.7      47.15      5.935        626     90.38        360       358         2
6.001 - 6.500            21      5,341,446.01     10.72       44.9      6.306        601      89.5        360       358         2
6.501 - 7.000            40      8,152,222.43     16.36      44.03      6.789        607     89.85        360       358         2
7.001 - 7.500            37      7,732,442.01     15.52      44.25      7.335        591     89.87        360       358         2
7.501 - 8.000            66     10,919,558.63     21.92      44.21      7.785        580     90.41        359       356         2
8.001 - 8.500            31      3,924,113.62      7.88      38.21      8.284        569     90.15        360       358         2
8.501 - 9.000            34      4,557,350.89      9.15      42.43      8.806        565     92.05        360       358         2
9.001 - 9.500            21      2,074,054.25      4.16      40.74      9.273        555     90.66        360       358         2
9.501 - 10.000           14      1,473,022.07      2.96       43.5      9.706        533     91.65        360       358         2
10.001 - 10.500           7        578,635.82      1.16      36.78     10.321        560     85.37        360       358         2
10.501 - 11.000           8        616,275.81      1.24      41.06     10.691        570     91.16        343       341         2
11.001 - 11.500           6        375,571.46      0.75      36.38     11.229        567     72.81        333       331         2
11.501 - 12.000           2        141,554.85      0.28      27.45       11.8        564     80.13        360       358         2
12.001 - 12.500           1         59,968.78      0.12      43.48      12.45        519        71        360       358         2
13.001 - 13.500           1        100,933.81       0.2      47.33      13.25        586     73.01        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


2. Combined Original LTV

                      Number                     Percent                                      W.A.       W.A.       W.A.
                        of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
Combined             Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Original LTV          Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00             4       $286,706.52      0.58%     39.29%     11.08%       598     64.49%       325       323         2
65.01 - 70.00             4        256,011.99      0.51      38.17      9.721        594     69.41        360       358         2
70.01 - 75.00             3        232,104.78      0.47      45.04     12.445        555      73.1        360       358         2
75.01 - 80.00             5        521,497.91      1.05      36.83      7.099        634     79.99        340       338         2
80.01 - 85.00            36      5,800,458.18     11.64      45.27      7.572        569     84.28        358       355         2
85.01 - 90.00           169     30,254,677.67     60.73      42.78      7.445        590     89.69        360       358         2
90.01 - 95.00            77     11,540,378.10     23.16      44.88      7.791        581     94.88        360       358         2
95.01 - 100.00            7        927,200.93      1.86      41.35      8.881        633     99.57        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
Total:                  305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


3. Principal Balance

                         Number                     Percent                                      W.A.       W.A.       W.A.
                           of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining  W.A.
                        Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to   Loan
Principal Balance        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
less than 50,000.00         1        $49,933.22      0.10%     10.49%      8.04%       591     80.65%       360       358         2
50,000.01 - 75,000.00      42      2,629,054.05      5.28       36.9      9.528        587     87.58        352       350         2
75,000.01 - 100,000.00     61      5,228,702.31      10.5      41.72      8.634        564     89.86        357       355         2
100,000.01 - 125,000.00    39      4,452,296.32      8.94      44.34      8.018        578     89.72        360       358         2
125,000.01 - 150,000.00    45      6,169,929.16     12.38      43.17      7.799        576     90.68        360       358         2
150,000.01 - 175,000.00    18      2,940,495.45       5.9      43.78      7.411        594     91.63        360       358         2
175,000.01 - 200,000.00    18      3,263,651.32      6.55      44.44      7.293        572     90.71        360       358         2
200,000.01 - 225,000.00    21      4,511,200.51      9.06      45.51      7.261        582      89.3        360       358         2
225,000.01 - 250,000.00    10      2,393,157.42       4.8      44.39      7.176        597     88.98        360       358         2
250,000.01 - 275,000.00     7      1,817,858.49      3.65      42.02      6.819        607     90.63        360       358         2
275,000.01 - 300,000.00     7      2,010,338.53      4.04      43.33      7.826        579     91.13        360       358         2
300,000.01 - 325,000.00     6      1,890,343.61      3.79      38.78      6.796        604     88.46        360       358         2
325,000.01 - 350,000.00     4      1,335,601.17      2.68      49.55      6.661        609     92.19        360       358         2
350,000.01 - 375,000.00     6      2,209,684.66      4.44      45.66      7.264        611     89.97        360       358         2
375,000.01 - 400,000.00     8      3,124,098.19      6.27      47.19      6.915        597     90.82        360       358         2
400,000.01 - 425,000.00     2        827,781.78      1.66      49.34      6.895        585     89.97        360       358         2
450,000.01 - 475,000.00     3      1,393,607.79       2.8      45.53      6.826        612     87.03        360       358         2
475,000.01 - 500,000.00     4      1,967,793.57      3.95      39.49      7.386        578     87.15        360       357         3
500,000.01 - 525,000.00     2      1,042,231.54      2.09       44.4      7.724        616     97.45        360       358         2
550,000.01 - 575,000.00     1        561,276.99      1.13      34.96       7.65        637        90        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
Total:                    305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


4. Original Term to Maturity


                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
Original Term      Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
to Maturity         Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
180                     3          $188,131.10   0.38%     38.52%      9.75%       572     76.20%       180       178         2
360                   302        49,630,904.98  99.62      43.46      7.611        587     90.07        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305       $49,819,036.08 100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


5. Remaining Term to Maturity

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
Remaining Term     Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
to Maturity         Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
176 - 180               3       $188,131.10      0.38%     38.52%      9.75%       572     76.20%       180       178         2
356 - 360             302     49,630,904.98     99.62      43.46      7.611        587     90.07        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.1 months
Lowest: 178 months
Highest: 358 months


6. Credit Score

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Credit Score        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
701 - 750               1          $174,833.28   0.35%     35.71%      5.75%       711     80.00%       360       358         2
651 - 700              15         2,318,115.49   4.65      42.99       7.33        658     89.48        360       357         3
601 - 650              87        17,521,112.77  35.17       42.7      7.012        623     90.48        360       358         2
551 - 600             122        18,768,459.79  37.67       44.1      7.713        575     90.29        358       356         2
501 - 550              78        10,897,184.14  21.87      43.83      8.503        532     89.05        360       358         2
451 - 500               1            88,083.63   0.18      39.41        8.1        500        90        360       358         2
0                       1            51,246.98    0.1      32.53       11.2          0        95        360       357         3
------------------------------------------------------------------------------------------------------------------------------------
Total:                305       $49,819,036.08 100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 587
Lowest: 500
Highest: 711


7. Credit Grade

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Credit Grade        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
A                      75    $10,326,156.85     20.73%     43.28%      8.21%       547     89.08%       359       357         2
AA                    164     27,659,034.91     55.52      45.13      7.486        591     91.18        360       357         2
AA+                     5        585,497.51      1.18      44.68      8.034        609     88.43        360       358         2
B                       5        586,482.59      1.18      42.03      8.506        540     85.78        360       358         2
C                       3        203,482.21      0.41      40.68     11.246        538     70.39        311       309         2
CC                      2        131,540.65      0.26      28.95      11.52        602        65        360       358         2
NG                     51     10,326,841.36     20.73      39.35      7.186        618     88.88        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


8. Property Type

                       Number                     Percent                                      W.A.       W.A.       W.A.
                         of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                      Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Property Type          Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Single Family            221    $35,006,753.03     70.27%     43.51%      7.69%       583     89.90%       359       357         2
Low Rise Condo            31      4,937,902.69      9.91      43.58      7.534        579     90.81        360       358         2
PUD                       26      4,772,733.36      9.58      44.26      7.577        606     90.86        360       358         2
Multi Family - 2 Units    10      2,289,908.25       4.6      46.77       6.89        604     92.67        360       358         2
Multi Family - 3 Units     5      1,843,043.01       3.7      41.64      7.302        604      87.7        360       358         2
MF Housing                 6        435,207.66      0.87      31.01      7.511        578      84.5        360       358         2
High Rise Condo            3        294,253.64      0.59      31.66      7.479        598     89.08        360       358         2
Multi Family - 4 Units     3        239,234.44      0.48      34.58      9.084        555     77.51        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                   305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


9. Occupancy Status

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Occupancy Status    Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        291    $48,036,396.28     96.42%     43.42%      7.59%       586     90.21%       360       357         2
Second Home             6        961,471.93      1.93      48.35      7.217        607      89.6        346       343         3
Investor                8        821,167.87      1.65      39.25      9.525        586     79.14        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


10. Documentation

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Documentation       Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation    237    $34,889,293.81     70.03%     44.39%      7.80%       573     90.88%       359       357         2
Stated Income
 Documentation         66     14,641,355.29     29.39      41.15      7.186        620     88.17        359       357         2
Lite Documentation      1        223,697.79      0.45       46.1       7.99        550     82.35        360       358         2
No Doc                  1         64,689.19      0.13          0        6.8        649     68.94        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


11. Loan Purpose

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Loan Purpose        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
C/O Refi              196    $32,177,772.77     64.59%     41.55%      7.61%       586     89.00%       359       357         2
Purchase               70     10,212,145.68      20.5      45.55      7.872        589     92.83        360       358         2
R/T Refi               39      7,429,117.63     14.91      48.77      7.327        587     90.57        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


12. Product Type

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Product Type        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
2/28/6/6ML FULL AM    267    $44,966,214.52     90.26%     43.41%      7.56%       586     90.30%       360       358         2
30 YR FIXED FULL AM    24      2,764,421.55      5.55      46.49      8.799        599     85.74        360       358         2
3/27/6/6ML FULL AM     11      1,900,268.91      3.81      40.36      7.082        595     90.82        360       358         2
15 YR FIXED FULL AM     3        188,131.10      0.38      38.52      9.752        572      76.2        180       178         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


13. Amortization

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Amortization        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
FULL AM               305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


14. Lien Position

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Lien Position       Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
1                     293    $48,961,613.73     98.28%     43.46%      7.57%       586     90.12%       360       357         2
2                      12        857,422.35      1.72      42.88     10.238        624     84.25        348       346         2
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


15. Prepayment Penalty Term

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
Prepayment         Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Penalty Term        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
0                      70    $12,724,185.67     25.54%     42.36%      7.51%       593     89.00%       360       358         2
12                      4        685,268.19      1.38      47.59      6.724        602     89.72        360       358         2
24                    204     32,819,011.82     65.88      43.53      7.636        583     90.64        360       358         2
30                      1        201,881.69      0.41      44.64        7.9        610        85        360       357         3
36                     26      3,388,688.71       6.8      45.83       8.04        597     88.09        350       348         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


16. Geographic Distribution

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
Geographic         Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Disribution         Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
California             32     $8,150,457.60     16.36%     43.31%      7.38%       588     89.71%       360       358         2
Florida                38      5,532,892.82     11.11      43.28       7.91        583     90.65        358       356         2
Massachussetts         16      4,805,777.12      9.65      45.78      7.038        589     90.08        360       358         2
New York               15      3,746,818.98      7.52       41.4      6.613        620     88.68        360       358         2
New Jersey              8      2,425,503.95      4.87      47.23      7.167        586      90.2        360       358         2
Illinois               14      2,350,927.62      4.72      39.82      7.479        596      89.2        360       358         2
Texas                  18      2,228,680.85      4.47      46.31      8.385        566     93.07        360       358         2
Ohio                   21      2,093,515.48       4.2      42.67      9.104        552     88.39        360       358         2
Colorado               11      2,033,475.07      4.08       45.5      7.208        601     89.82        360       358         2
Virginia               12      1,753,514.76      3.52      39.01      7.373        588     90.47        360       358         2
Michigan               13      1,448,169.56      2.91      41.61       8.02        559     89.91        360       358         2
Wisconsin               8      1,363,137.57      2.74      39.01      7.708        594     90.18        360       358         2
Georgia                12      1,362,924.46      2.74      41.09      8.972        570     90.19        360       358         2
Pennsylvania           12      1,354,037.21      2.72      45.77      8.151        586     90.48        350       348         2
Maryland                6      1,076,552.40      2.16      45.08      8.069        595     87.38        360       358         2
Indiana                 7        834,581.80      1.68      40.15      8.182        575     90.93        360       358         2
Washington              5        762,713.91      1.53      46.31       7.27        619     90.87        360       358         2
New Hampshire           4        632,278.56      1.27      44.01      6.727        604     90.13        360       358         2
North Carolina          5        541,745.03      1.09       42.9      8.388        564     85.33        360       358         2
Tennessee               5        529,171.73      1.06      41.53      8.244        540     90.65        360       357         3
Missouri                6        493,656.97      0.99      44.73      8.794        570     91.71        360       358         2
Nevada                  4        491,758.43      0.99      39.92      7.427        594     88.02        360       358         2
Connecticut             2        463,681.30      0.93      47.02      6.365        603        95        360       358         2
Alabama                 5        443,462.51      0.89       47.5      8.317        580     91.56        360       357         3
Arizona                 4        442,398.75      0.89      43.86      7.738        627     88.94        360       358         2
Minnesota               3        424,820.26      0.85      49.09       6.66        606        90        360       358         2
Rhode Island            2        345,720.93      0.69      45.06      6.381        634     92.46        360       358         2
South Carolina          3        332,881.50      0.67      47.04      8.422        519     91.37        360       358         2
Kentucky                4        317,853.48      0.64      40.01      7.879        603     90.84        360       358         2
Louisiana               3        313,604.66      0.63      44.02       8.35        568     92.96        360       358         2
Maine                   2        181,454.28      0.36      41.15      8.003        562     91.83        360       358         2
Montana                 1        158,423.30      0.32      44.57       7.85        571        95        360       358         2
Oklahoma                1        130,323.94      0.26       45.5       7.99        571        90        360       358         2
Arkansas                1        103,375.19      0.21      41.21       8.54        519     88.46        360       358         2
Delaware                1         93,412.40      0.19      46.45       9.75        513        85        360       358         2
North Dakota            1         55,331.70      0.11      34.59       11.1        554        65        180       178         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                305    $49,819,036.08    100.00%     43.45%      7.62%       587     90.02%       359       357         2
------------------------------------------------------------------------------------------------------------------------------------


17. Gross Margin

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Gross Margin        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000           2       $723,070.96      1.54%     49.75%      6.06%       607     90.00%       360       358         2
4.001 - 4.500          14      3,693,836.40      7.88      40.38      6.291        635     88.68        360       358         2
4.501 - 5.000          30      7,136,239.92     15.23      44.94      6.763        608     89.96        360       358         2
5.001 - 5.500          49      9,003,613.19     19.21      43.49       7.07        609     89.79        360       358         2
5.501 - 6.000          37      6,594,154.36     14.07      44.71      7.373        577     89.99        360       358         2
6.001 - 6.500          33      5,257,899.72     11.22      41.12      7.759        571     90.52        360       358         2
6.501 - 7.000          43      6,264,318.21     13.37      43.22      8.032        560      91.3        360       358         2
7.001 - 7.500          23      3,109,612.83      6.64      42.59       8.74        567     92.86        360       358         2
7.501 - 8.000          24      2,646,654.12      5.65      42.65      9.012        550     91.24        360       358         2
8.001 - 8.500          14      1,674,115.14      3.57      44.28      9.111        548     89.58        360       358         2
8.501 - 9.000           5        415,886.03      0.89      35.62     10.023        521     93.09        360       358         2
9.001 - 9.500           2        160,009.86      0.34      47.76      9.889        564     92.48        360       357         3
9.501 - 10.000          2        187,072.69       0.4       41.1     11.256        545     80.62        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------


18. Initial Cap

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Initial Cap         Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
3                     278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------


19. Periodic Cap

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Periodic Cap        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
1                     278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------


20. Maximum Rate

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Maximum Rate        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500         2       $322,366.24      0.69%     46.21%      5.32%       616     90.00%       360       358         2
11.501 - 12.000        12      3,164,539.93      6.75      47.79      5.945        621     90.95        360       358         2
12.001 - 12.500        21      5,341,446.01      11.4       44.9      6.306        601      89.5        360       358         2
12.501 - 13.000        39      7,944,332.74     16.95      43.78       6.79        608     89.98        360       358         2
13.001 - 13.500        37      7,732,442.01      16.5      44.25      7.335        591     89.87        360       358         2
13.501 - 14.000        62     10,053,712.36     21.45      43.55      7.782        580     90.54        360       358         2
14.001 - 14.500        30      3,844,367.91       8.2      38.31      8.286        567     90.25        360       358         2
14.501 - 15.000        31      4,260,388.59      9.09      41.93      8.805        561     91.69        360       358         2
15.001 - 15.500        17      1,719,010.14      3.67      40.01      9.259        548     90.25        360       358         2
15.501 - 16.000        14      1,473,022.07      3.14       43.5      9.706        533     91.65        360       358         2
16.001 - 16.500         6        478,801.65      1.02      32.88     10.284        548     89.92        360       358         2
16.501 - 17.000         5        410,649.01      0.88      41.22     10.682        559     92.74        360       358         2
17.001 - 17.500         1         51,246.98      0.11      32.53       11.2          0        95        360       357         3
17.501 - 18.000         1         70,157.79      0.15      25.45       11.8        546        65        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------


21. Minimum Rate

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
                   Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Minimum Rate        Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           2       $322,366.24      0.69%     46.21%      5.32%       616     90.00%       360       358         2
5.501 - 6.000          12      3,164,539.93      6.75      47.79      5.945        621     90.95        360       358         2
6.001 - 6.500          21      5,341,446.01      11.4       44.9      6.306        601      89.5        360       358         2
6.501 - 7.000          39      7,944,332.74     16.95      43.78       6.79        608     89.98        360       358         2
7.001 - 7.500          37      7,732,442.01      16.5      44.25      7.335        591     89.87        360       358         2
7.501 - 8.000          62     10,053,712.36     21.45      43.55      7.782        580     90.54        360       358         2
8.001 - 8.500          30      3,844,367.91       8.2      38.31      8.286        567     90.25        360       358         2
8.501 - 9.000          31      4,260,388.59      9.09      41.93      8.805        561     91.69        360       358         2
9.001 - 9.500          17      1,719,010.14      3.67      40.01      9.259        548     90.25        360       358         2
9.501 - 10.000         14      1,473,022.07      3.14       43.5      9.706        533     91.65        360       358         2
10.001 - 10.500         6        478,801.65      1.02      32.88     10.284        548     89.92        360       358         2
10.501 - 11.000         5        410,649.01      0.88      41.22     10.682        559     92.74        360       358         2
11.001 - 11.500         1         51,246.98      0.11      32.53       11.2          0        95        360       357         3
11.501 - 12.000         1         70,157.79      0.15      25.45       11.8        546        65        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------


22. Next Rate Adjustment Date

                    Number                     Percent                                      W.A.       W.A.       W.A.
                      of        Aggregate      of Loans               W.A.        W.A.    Combined   Original   Remaining    W.A.
Next Rate          Mortgage     Principal    by Principal   W.A.      Gross      Credit   Original    Term to    Term to     Loan
Adjustment Date     Loans        Balance       Balance      DTI       Coupon      Score     LTV      Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------------------------------
2/1/2006                1       $155,189.43      0.33%     50.71%      7.35%       599     89.71%       360       356         4
3/1/2006               59     10,970,041.67     23.41      42.26      7.754        593     90.14        360       357         3
4/1/2006              207     33,840,983.42     72.21      43.75      7.498        583     90.36        360       358         2
3/1/2007                2        279,234.37       0.6      46.43      7.592        555     88.07        360       357         3
4/1/2007                9      1,621,034.54      3.46      39.32      6.994        602      91.3        360       358         2
------------------------------------------------------------------------------------------------------------------------------------
Total:                278    $46,866,483.43    100.00%     43.29%      7.54%       586     90.32%       360       358         2
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities Logo]


Assumptions
Prepay Speed      100% PPC
Loss Severity     24%
Recovery Delay    12 months
Trigger           Per Model
Run to            Maturity
Libor             Forward Curve
Defaults are in addition to prepayments


--------------------------------------------
                    CDR (%)    Cum Loss (%)
--------------------------------------------
Class M-1             24.1        11.29
--------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.